[SEAL]                         LEHMAN BROTHERS


DATE:    October 24, 2001

TO:      Amortizing Residential Collateral Trust 2001-BC6

FROM:    Lehman Brothers Financial Products Inc.

SUBJECT: CAP TRANSACTION (Lehman Brothers Ref: Effort Id 196837;
         Global Id  201247)

The purpose of this communication is to set forth the terms and conditions of the interest rate transaction that has been entered into on the Trade Date referred to below (the "Transaction"), between Lehman Brothers Financial Products Inc. ("Party A") and Bank One, National Association, not in its individual capacity but solely as trustee (the "Trustee") of the Amortizing Residential Collateral Trust 2001-BC6, a trust (the "Trust") formed under the Trust Agreement (defined below) which the Trust Agreement is governed by the laws of the State of New York ("Party B"). This communication constitutes a "Confirmation" as referred to in the Master Agreement specified below.

         1. This Confirmation supplements, forms a part of and is subject to the Master Agreement, dated as of October 24, 2001, between Party A and Party B. All provisions contained in, or incorporated by reference to, such Master Agreement shall govern this Confirmation except as expressly modified below.

         2. This communication incorporates the definitions and provisions contained in the 2000 ISDA Definitions (as published by the International Swaps and Derivatives Association, Inc.). In the event of any inconsistency between the Definitions and this Confirmation, this Confirmation will govern.

         3. The terms of the particular Transaction to which this communication relates are as follows:

Type of Transaction:       Cap Agreement

Trade Date:                October 24, 2001

Effective Date:            November 24, 2001

Termination Date:          June 24, 2003

Notional Amount:           USD 858,352,983.24 for the initial Calculation Period
                           and amortizing on the Amortization Dates, subject to adjustment in accordance with the Modified Following
                           Business Day Convention, to the corresponding Current
                           Notional Amount as set forth in the Schedule A attached hereto

Fixed Amount -

Fixed Rate Payer:              Party B

Fixed Rate Payer
Payment Date:                  October 30, 2001

Fixed Amount:                  USD 536,470.61

Floating Amounts -

Floating Rate Payer:           Party A

Cap Rate:

       From and including 11/24/01 to, but excluding 4/24/02     5.00%

       From and including 4/24/02 to, but excluding 10/24/02     5.50%

       From and including 10/24/02 to, but excluding 4/24/03     6.00%

       From and including 4/24/03 to, but excluding 6/24/03      6.50%



Period End Dates:          The 24th calendar day of each month, beginning on
                           December 24, 2001 and ending on the Termination Date, subject to adjustment in accordance with the Modified
                           Following Business Day Convention.

Payment Dates:             One (1) Business Day prior to each Period End Date,
                           commencing on December 23, 2001.

Floating Rate Option:      USD-LIBOR-BBA

Designated Maturity:       One month

Spread:                    None

Floating Rate Day
Count Fraction:            Actual/360

Reset Dates:               The first day of each Calculation Period

Calculation Agent:         Party A

Business Days:             New York and London


Governing Law:             New York, without reference to choice of law doctrine


Additional Provisions:

         Limitation of Liability: It is expressly understood and agreed by the parties hereto that (a) this Confirmation is executed and delivered by Bank One, National Association ("the Trustee"), not individually or personally but solely as trustee of the Amortizing Residential Collateral Trust 2001-BC6 (the "Trust"), in the exercise of the powers and authority conferred and vested in it under the Trust Agreement (the "Trust Agreement") dated as of October 1, 2001, among the Trustee, Wells Fargo Bank Minnesota, National Association, as Master Servicer, Structured Asset Securities Corporation as Depositor and The Murrayhill Company as Loss Mitigation Advisor, (b) each of the representations, undertakings and agreements herein made on behalf of the Trust is made and intended not as personal representations, undertakings and agreements the Trustee but is made and intended for the purpose of binding only the Trust and
(c) under no circumstances shall the Trustee be personally liable for the payment of any indebtedness or expenses of the Trust or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Trust under this Confirmation.

         Non-Petition: Lehman Brothers Financial Products Inc. hereby irrevocably and unconditionally agrees that it will not institute against, or join any other person in instituting against, the Party B, any bankruptcy, reorganization, arrangement, insolvency, or similar proceeding under the laws of the United States, or any other jurisdiction until one year and one day after the termination of this Transaction.


Payment Instructions for Party A in USD.

                  CHASE MANHATTAN BANK, N.A. NEW YORK
                  ABA # 021000021,
                  A/C of Lehman Brothers Special Financing Inc.,
                  A/C # 066-143543

Payment Instructions for Party B in USD.

                  Wells Fargo Bank Minnesota, NA
                  ABA  091-000-019
                  Acct Number:  3970771416
                  Acct Name:  Corporate Trust Clearing
                  FFC:  11806700, ARC 2001-BC6

                  Please confirm that the foregoing correctly sets forth the terms of our agreement by executing this Confirmation and returning it to us.

                                         Very truly yours,


                                         Lehman Brothers Financial Products Inc.


                                         /s/ SCOTT E. WILLOUGHBY


                                         By:
                                         Authorized Signatory


Accepted and confirmed as
of the date first written

Amortizing Residential Collateral Trust 2001-BC6
By: Bank One, National Association,
Not in its individual capacity but solely as Trustee

By: /s/ RUTH H. FUSSELL

Name:   Ruth H. Fussell

Title:  Vice President

                                   Schedule A


         Payment Date          Current Notional Amount          Strike
         ------------          -----------------------          ------

           12/23/01                 858,352,983.24               5.00%
           1/23/02                  848,824,594.25               5.00%
           2/23/02                  838,625,448.26               5.00%
           3/23/02                  827,768,532.30               5.00%
           4/23/02                  816,269,151.06               5.00%
           5/23/02                  804,144,819.34               5.50%
           6/23/02                  791,463,196.50               5.50%
           7/23/02                  778,243,338.15               5.50%
           8/23/02                  764,507,230.01               5.50%
           9/23/02                  750,278,113.74               5.50%
           10/23/02                 735,580,996.29               5.50%
           11/23/02                 720,442,557.23               6.00%
           12/23/02                 704,892,679.70               6.00%
           1/23/03                  688,960,946.59               6.00%
           2/23/03                  672,678,281.18               6.00%
           3/23/03                  656,076,819.93               6.00%
           4/23/03                  639,189,778.11               6.00%
           5/23/03                  622,051,308.70               6.50%
           6/23/03                  604,696,039.78               6.50%

                                    SCHEDULE
                                     TO THE
                                MASTER AGREEMENT
                          dated as of October 24, 2001
                                     between
                     LEHMAN BROTHERS FINANCIAL PRODUCTS INC.
                                   ("Party A")
                                       and
               AMORTIZING RESIDENTIAL COLLATERAL TRUST, 2001-BC6.
                                   ("Party B")

                       For the 20 period Interest Rate Cap

Part 1.  Termination Provisions

(a)      "Specified Entity" means in relation to Party A for the purpose of:

                           Section 5(a)(v), None Specified
                           Section 5(a)(vi), None Specified
                           Section 5(a)(vii), None Specified
                           Section 5(b)(iv), None Specified

                  and in relation to Party B for the purpose of:

                           Section 5(a)(v), None Specified
                           Section 5(a)(vi), None Specified
                           Section 5(a)(vii), None Specified
                           Section 5(b)(iv), None Specified

(b)      "Specified Transaction" has the meaning specified in Section 14.

(c) Events of Default. The following Events of Default shall apply to the specified party:

                                                                      Party A              Party B
                                                                      -------              -------
                (i)   Section 5(a)(i), Failure to Pay or Deliver      Applicable           Applicable
               (ii)   Section 5(a)(ii), Breach of Agreement           Not Applicable       Not Applicable
              (iii)   Section 5(a)(iii), Credit Support Default       Not Applicable       Not Applicable
               (iv)   Section 5(a)(iv), Misrepresentation             Not Applicable       Not Applicable
                (v)   Section 5(a)(v), Default Under Specified        Not Applicable       Not Applicable
                      Transaction
               (vi)   Section 5(a)(vi), Cross Default                 Not Applicable       Not Applicable
              (vii)   Section 5(a)(vii), Bankruptcy                   Applicable           Applicable
             (viii)   Section 5(a)(viii), Merger Without Assumption   Applicable           Applicable

(d) Termination Events. The following Termination Events shall apply the specified party

                                                                      Party A              Party B
                                                                      -------              -------
                (i)   Section 5(b)(i), Illegality                     Applicable           Applicable
               (ii)   Section 5(b)(ii), Tax Event                     Not Applicable       Not Applicable
              (iii)   Section 5(b)(iii), Tax Event Upon Merger        Not Applicable       Not Applicable
               (iv)   Section 5(b)(iv), Credit Event Upon Default     Not Applicable       Not Applicable

(e) The "Automatic Early Termination" provisions of Section 6(a) will not apply to Party A and will not apply to Party B

(f) Payments on Early Termination. "Market Quotation" and "Second Method" will apply for the purpose of Section 6(e) of this Agreement.

(g)      "Termination Currency" means United States Dollars.

(h)      [Reserved]

Part 2.  Tax Representations

(a)      Party A and Party B Payer Tax Representations. For the purpose of
         Section 3(e), each of Party A and Party B makes the following representation:

         It is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 2(e), 6(d)(ii) or 6(e)) to be made by it to the other party under this Agreement. In making this representation, it may rely on (i) the accuracy of any representation made by the other party pursuant to
         Section 3(f); (ii) the satisfaction of the agreement of the other party contained in Section 4(a)(i) or 4(a)(iii) and the accuracy and effectiveness of any document provided by the other party pursuant to
         Section 4(a)(i) or 4(a)(iii); and (iii) the satisfaction of the agreement of the other party contained in Section 4(d), provided that it shall not be a breach of this representation where reliance is placed on clause (ii) and the other party does not deliver a form or document under Section 4(a)(iii) by reason of material prejudice to its legal or commercial position.

(b)      Payee Tax Representations

         (i) For the purpose of Section 3(f), Party A makes the following representation:

                  It is a corporation duly organized and incorporated under the laws of the State of Delaware and is not a foreign corporation for United States tax purposes.

         (ii) For the purpose of Section 3(f), Party B makes the following representation:

                  It is a trust created pursuant to a trust agreement, which is governed by the laws of the State of New York and is not a foreign corporation for United States tax purposes.

Part 3.  Agreement to Deliver Documents

For the purpose of Sections 4(a)(i) and (ii), each party agrees to deliver the following documents, as applicable.

(a)      Tax forms, documents or certificates to be delivered are:


Party required
to deliver
document     Form/Document/Certificate            Date by which to be delivered
--------     -------------------------            -----------------------------

Party B      An executed United States Internal   Upon request.
             Revenue Service Form W-9 (or any
             successor thereto

(b)      Tax forms, documents or certificates to be delivered are:

Party required                                                                                                Covered by
to deliver                                                                                                   Section 3(d)
document                 Form/Document/Certificate              Date by which to be delivered               Representation
--------                 -------------------------              -----------------------------               --------------
Party A                  Either (1) a signature booklet         The earlier of the fifth Business Day             Yes
and                      containing secretary's certificate     after the Trade Date of the first
Party B                  and resolutions ("authorizing          Transaction or upon execution of this
                         resolutions") authorizing the party    Agreement and as deemed necessary for
                         to enter into derivatives              any further documentation.
                         transactions of the type
                         contemplated by the parties or (2) a
                         secretary's certificate, authorizing
                         resolutions and incumbency
                         certificate, in either case, for
                         such party and any Credit Support
                         Provider of such party reasonably
                         satisfactory in form and substance
                         to the other party.

Party A                  A copy of the annual report of such    Upon request.                                     Yes
                         party containing audited
                         consolidated financial statements
                         for each such fiscal year, certified
                         by independent certified public
                         accountants and prepared in
                         accordance with generally accepted
                         accounting principles in the country
                         in which such party is organized.

Party B                  Master Servicer's monthly              Upon request.                                     Yes
                         remittance report to
                         Certificateholders

Party A                  Certified copies of documents          As soon as practicable after the                  Yes
and                      evidencing each party's capacity to    execution of this Agreement
Party B                  execute this Agreement, each
                         Confirmation and any Credit Support
                         Document (if applicable) and to
                         perform its obligations hereunder
                         and thereunder.

Party A                  An opinion of counsel reasonably       Upon execution of this Agreement.                 No
and                      satisfactory in form and substance
Party B                  to the other party.

Party A                  Such other documents as the other      Upon request.                                     No.
and                      party may reasonably request
Party B

Part 4.  Miscellaneous

(a)      Addresses for Notices.  For the purpose of Section 12(a):

         (b)      Address for notices or communications to Party A:

                  Lehman Brothers Inc.
                  Transaction Management Dept
                  One World Financial Center, 27th Floor
                  New York, New York  10281
                  Facsimile No.: Telephone No.: 212-526-7000

         (ii)     Address for notices or communications to Party B:

                  Bank One, National Association, as Trustee
                  153 W. 53rd Street, 6th floor
                  New York, NY 10019


                  Responsible Employee(s):  Ruth Fussell


                  Facsimile No.:    Telephone No.:

                  With a copy to:

                  Wells Fargo Bank Minnesota, National Association, as Master Servicer
                  11000 Broken Land Parkway
                  Columbia, Maryland 21044
                  Attention: Renata Freburger, fax #410-884-2360


(b) Notices. Section 12(a) is amended by adding in the third line thereof after the phrase "messaging system" and before the ")" the words, ", provided, however, any such notice or other communication may be given by facsimile transmission if telex is unavailable, no telex number is supplied to the party providing notice, or if answer back confirmation is not received within one hour from the party to whom the telex is sent."

(c) Process Agent. Party B irrevocably appoints as its agent for service to process:

                  Bank One, National Association, as Trustee
                  153 W. 53rd Street, 6th floor
                  New York, NY 10019

(d) Offices. The provisions of Section 10(a) will apply to Party A and to Party B.

(e)      Multibranch Party.  For the purpose of Section 10(c):

         Party A is not a Multibranch Party.

         Party B is not a Multibranch Party.

(f)      "Calculation Agent" means Party A.

(g)      [Reserved].

(h)      [Reserved].

(i) Governing Law; Jurisdiction. This Agreement, each Credit Support Document and each Confirmation will be governed by and construed in accordance with the laws of the State of New York, without reference to its choice of law doctrine. Section 13(b) is amended by: (1) deleting "non-" from the second line of clause (i); and (2) deleting the final paragraph.

(j) Waiver of Jury Trial. Each party waives, to the fullest extent permitted by applicable law, any right it may have to a trial by jury in respect of any Proceedings relating to this Agreement or any Credit Support Document.

(k) Netting of Payments. Clause (ii) of Section 2(c) will not apply to any amounts payable with respect to Transactions from the date of this Agreement.

(l) "Affiliate" will have the meaning specified in Section 14, provided that Party A does not have any Affiliates for purposes of this Agreement.

Part 5.  Other Provisions

         (a)      Credit Assignment Event.

                  (i) If at any time during the term of this Agreement, the rating of Party B or any Specified Entity of Party B falls below the Assignment Threshold Rating (as defined below) the rights and obligations of Party A under this Agreement and all Transactions hereunder shall automatically, and without any further action by any party, be deemed to have been assigned and delegated to LBSF, effective on the third Business Day following notification by Party A to Party B of such assignment and Party B expressly and irrevocably consents to such assignment and assumption, except that no such assignment and assumption shall occur at any time after the occurrence of any event of default under any master agreement between Party A and LBSF. As of and from the effective date of such assignment, LBSF shall succeed to all rights and obligations of Party A under this Agreement and all Transactions hereunder. Notwithstanding the above, if at the time of such assignment LBSF and Party B are parties to a master agreement that sets forth general terms and conditions applicable to swap and related transactions between LBSF and Party B, the Transactions hereunder transferred to LBSF pursuant to the above provision will be governed by such master agreement.

                           "Assignment Threshold Rating" means (A) with respect to a Moody's Investors Service Inc.: (1) long-term senior unsecured debt rating, counterparty rating or long-term deposit-paying rating, Baa3, (2) financial strength rating, Baa2 or (3) if (A)(1) and (A)(2) are not available, commercial paper or short-term rating, P-3, and (B) with respect to a Standard & Poor's Rating Group: (1) long-term unsecured debt rating, financial programs rating or certificate of deposit rating, BBB-, (2) claims-paying ability rating, BBB or (3) if (B)(1) and (B)(2) are not available, commercial paper rating or short-term rating, A-2.

                  (ii) Party A represents that it has provided separate consideration to LBSF for the right to assign this Agreement and the Transactions hereunder to LBSF pursuant to clause (i), and Party B shall not owe Party A any termination or other payment upon any such assignment.

                  (iii) Notwithstanding clause (i) above, no assignment of any Transaction to LBSF shall occur if, prior to the effective date of the assignment described in such clause (i), Party B notifies Party A that Party B agrees to (A) terminate all Transactions as if a Termination Event has occurred with Party B as the Affected Party or (B) assign all Transactions to a third party on terms acceptable to Party A and Party B.

                  (iv) Notwithstanding clauses (i) through (iii) above, no transfer or assignment payment shall be due to or owing from either Party A or Party B other than its obligations under the Transactions.

                  (v) Notwithstanding the foregoing, the assignment provisions of this paragraph shall not take effect if, at the time such assignment would be required, Party B shall have satisfied in full all of its payment obligations under Section 2(a) of this Agreement and shall at such time have no future payment obligations, whether absolute or contingent, under such Section.


         (b) Additional Representations. Section 3 is hereby amended by adding at the end thereof the following Subparagraphs:

                  (i) It is an "eligible swap participant" under, and as defined in, 17 C.F.R.ss.35.1 and was not formed solely for the purposes of constituting an "eligible swap participant."

                  (ii) It has entered into this Agreement (including each Transaction evidenced hereby) in conjunction with its line of business (including financial intermediation services) or the financing of its business.

                  (iii) It is entering into this Agreement, any Credit Support Document to which it is a party, each Transaction and any other documentation relating to this Agreement or any Transaction as principal (and not as agent or in any other capacity, fiduciary or otherwise).

         (c)      [Reserved].

         (d) Confirmations. Party A will deliver to Party B a Confirmation relating to each Transaction.

         (e) Relationship Between Parties. Each party will be deemed to represent to the other party on the date on which it enters into a Transaction that (absent a written agreement between the parties that expressly imposes affirmative obligations to the contrary for that Transaction):

                  (i) Non-Reliance. It is acting for its own account, and it has made its own independent decisions to enter into that Transaction and as to whether that Transaction is appropriate or proper for it based upon its own judgment and upon advice from such advisers as it has deemed necessary. It is not relying on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into that Transaction; it being understood that information and explanations related to the terms and conditions of a Transaction shall not be considered investment advice or a recommendation to enter into that Transaction. No communication (written or oral) received from the other party shall be deemed to be an assurance or guarantee as to the expected results of that Transaction.

                  (ii) Assessment and Understanding. It is capable of assessing the merits of and understanding (on its own behalf or through independent professional advice), and understands and accepts, the terms, conditions and risks of that Transaction. It is also capable of assuming, and assumes, the risks of that Transaction.

                  (iii) Status of Parties. The other party is not acting as a fiduciary for or an adviser to it in respect of that Transaction.

         (f) Special Provisions. The provisions of the ISDA Master Agreement Appendix dated 3/98 hereby incorporated by reference into this Agreement.

         (g)      [Reserved].

         (h) Limitation of Liability. It is expressly understood and agreed by the parties hereto that (a) this Agreement is executed and delivered by Bank One, National Association, not individually or personally but solely as trustee of the Trust, in the exercise of the powers and authority conferred and vested in it under the Trust Agreement, (b) each of the representations, undertakings and agreements herein made on the part of the Trust is made and intended not as personal representations, undertakings and agreements by Bank One, National Association but is made and intended for the purpose of binding only the Trust and (c) under no circumstances shall Bank One, National Association be personally liable for the payment of any indebtedness or expenses of the Trust or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Trust under this Agreement.

         (i)      [Reserved].

         (j) Non-Petition. Party A hereby irrevocably and unconditionally agrees that it will not institute against, or join any other person in instituting against, Party B, any bankruptcy, reorganization, arrangement, insolvency, or similar proceeding under the laws of the United States, or any other jurisdiction until one year and one day after the termination of this Agreement.

         (k)      Additional Definitions.

                  "Trust Agreement" shall mean the trust agreement dated as of October 1, 2001, among Structured Asset Securities Corporation, as Depositor, Wells Fargo Bank Minnesota, National Association, as Master Servicer, Trustee and The Murray Hill Company as Loss Mitigation Advisor.

                  "Trustee" shall mean Bank One National Association, a national banking corporation, and any successor thereto, not in its individual capacity, but solely as trustee under the Trust Agreement.

         IN WITNESS WHEREOF, the parties have executed this Schedule by their duly authorized officers as of the date hereof.

                                         LEHMAN BROTHERS FINANCIAL PRODUCTS INC.



                                         By: /s/ ALLYSON M. CARINE
                                             -----------------------------------
                                             Name:  Allyson M. Carine
                                             Title: Vice President

                                         AMORTIZING RESIDENTIAL COLLATERAL TRUST
                                         2001-BC6, BY BANK ONE, NATIONAL
                                         ASSOCIATION
                                         Not in its individual capacity but
                                         solely as Trustee of the Trust.


                                         By:  /s/ RUTH H. FUSSELL
                                              ----------------------------------
                                              Name:  Ruth H. Fussell
                                              Title: Vice President